UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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[ ] Preliminary Proxy Statement	[ ] Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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BINGO.COM, LTD.

(Name of Registrant as Specified In Its Charter)

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May 5, 2011

Dear Stockholder:

It' s time for a change.

It has been 10 years since I joined Bingo.com as CEO; a business which at the time was deeply in debt, had little revenue, high expenses and no solid business plan.  The Company did have a terrific URL within a burgeoning new industry, albeit at the end of the dot.com boom.  By putting together a new and talented management team, we were able to refinance and rebuild the company.  We began as an advertising business, and then as a North American gaming company which was, at the time, the world' s largest online bingo hall.  Bingo.com was profitable from the fourth quarter of 2003, until the second quarter of 2006, a period spanning eleven consecutive quarters.  Unfortunately, due to political forces outside of our control, the legality of financing online gaming in the United States changed with the passing of UIGEA in September 2006 and Bingo.com' s fortunes were reversed.  In the third quarter of 2006, Bingo.com posted it' s first financial loss in nearly three years.

In early 2007, with the forced loss of our North American business, we had to start again. We chose to refocus Bingo.com on the newly established online bingo market in the United Kingdom.  Over the next three years we acquired over 25,000 cash players and processed hundreds of millions of dollars in wagers.  However, our return to profitability was elusive.  The competition was intense, frequently financed by their other gambling interests, and the increasing costs and challenges of operating an online gambling operation in an environment with constantly changing government regulations were becoming insurmountable.  We chose to change strategy again.

In March 2010, nearly three years after our launch in the United Kingdom market, Bingo.com entered into an agreement with Unibet Group Plc, an online gambling giant, to become an independent operator on Unibet' s bingo and casino network.  Bingo.com could finally offer its games simultaneously in multiple currencies and multiple languages.  The partnership with Unibet allowed Bingo.com to transition itself from a full service online gambling organization to a marketing centric company capable of operating at a fraction of the cost.  The restructuring and downsizing of Bingo.com has taken a year to complete and has come at a significant cost.  However, as we continue to follow our new focused business plan, revenues are rising, costs are decreasing, and the financial position of Bingo.com has greatly improved.

It' s now been over a decade since I assumed control of Bingo.com and I' m confident the organization is on the path to success.  Therefore, the board and I agree that the time has come for Jason Williams, my son, to assume the roles of President and CEO of Bingo.com. Jason, a member of the management team since 2001, has been leading our operations in Europe for the past four years as Bingo.com' s Vice President of Business Development and Marketing Director. We are confident Jason has the skills, vision, and experience to make Bingo.com a success.

I look forward to working with Jason in the years to come and will continue to assist him in my role as Chairman.  I would also like to take this opportunity to thank our present and former employees for their patience, hard work, and diligence in getting Bingo.com to its present position.  It' s because of their dedication that Bingo.com is ready to tackle the challenges of the future.  Furthermore, I would like to thank you, our shareholders, for your long standing patience and belief in Bingo.com.

I am pleased to invite you to the Annual Meeting of Stockholders (the " Annual Meeting" ) of Bingo.com, Ltd. The Annual Meeting will be held on Thursday June 16th, 2011, starting at 11:00 a.m., Anguillian Time, at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies.

Important information concerning the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The business to be conducted at the Annual Meeting includes the election of our directors; ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for the 2011 fiscal year; and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on May 5, 2011, as the record date for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important. Registered stockholders can vote their shares by mailing back the accompanying proxy card. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Mailing your completed proxy card will not prevent you from voting in person at the Annual Meeting if you wish to do so.

Our Board of Directors and members of management look forward to meeting personally those stockholders who attend the Annual Meeting.

A copy of our Annual Report on Form 10-K and Audited Financial Statements for the year ended December 31, 2010, is included in this mailing to all stockholders entitled to notice of and to vote at the Annual Meeting or is available on the Company' s website at http://corporate.bingo.com.

Sincerely yours,

/s/ "T. M. Williams"

T. M. Williams

President and Chief Executive Officer

NOTICE OF ANNUAL GENERAL MEETING

Notice is hereby given that the Annual Meeting (the "Meeting") of the stockholders of Bingo.com, Ltd. (the "Company") will be held at 11:00 a.m. (local time in Anguilla, British West Indies) on Thursday June 16, 2011, in the Boardroom of the Bingo.com Anguilla office, located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, for the following purposes:

1.   To elect members to our Board of Directors to serve for the ensuing year;

2.   To consider and vote upon a proposal to ratify the appointment of Davidson & Company LLP, Chartered Accountants as independent auditors for the Company for the 2011 fiscal year.

3.    To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and a form of Proxy.

The enclosed Proxy is solicited by management of the Company and shareholders may amend it, if desired, by inserting in the space provided, an individual designated to act as proxy holder at the Meeting. The holders of Common Stock of the Company of record at the close of business on May 5, 2011, will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person.  However, to assure your representation at the Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  Any stockholder attending the Meeting may vote in person even if the stockholder has returned a proxy card.

Internet availability of proxy materials.

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company' s Annual Report on Form 10-K for the year ended December 31, 2010 will be available on the Company' s website at http://corporate.bingo.com beginning on the first day these materials are mailed to shareholders which is anticipated to be May 11, 2011.

DATED at Anguilla, British West Indies, this 5th day of May 2011.

BY ORDER OF THE BOARD

/s/ "T. M. Williams" T. M. Williams, President & CEO

BINGO.COM, LTD.

Ground Floor, Hansa Bank Building, Landsome Road,

AI 2640, The Valley

Anguilla , B.W.I.

  PROXY STATEMENT

Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of BINGO.COM, LTD. (the "Company") in connection with the solicitation of proxies for use at the Company' s Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday June 16th, 2011, in the Boardroom of the Company' s Anguillian office located at Ground Floor, Hansa Bank Building, Landsome Road, The Valley, Anguilla, British West Indies, at 11:00 am. (Anguillian time). Form 10-K was made available to shareholders electronically via filing on EDGAR on March 22, 2011.

The enclosed Proxy is solicited by and on behalf of the board of directors of the Company, with the cost of solicitation borne by the Company. Directors and officers of the Company may make solicitation. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the six nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held. Shareholders are not entitled to cumulate their votes.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about May 11, 2011.

Record Date and Voting Rights

The record date for determination of shareholders who are entitled to notice of and to vote at the Annual Meeting is May 5, 2011.

Our authorized capital stock consists of an unlimited number of common stock without par value (the "Common Stock" ). As of May 5, 2011, there were 63,877,703 shares of Common Stock issued and outstanding.  Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.

Quorum and Votes Required for Approval.

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the shares of Common Stock outstanding and entitled to vote on the record date will constitute a quorum entitled to conduct business at the Annual Meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Annual Meeting. Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a matter. Directors are elected by plurality vote of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

Interest of Insiders in Material Transactions

Bingo, Inc. is the largest single shareholder in the Company holding approximately 28% of the share capital of the Company.

T. M. Williams is the nominee of Bingo, Inc.  T. M. Williams, is presently a director and the Chairman, President and CEO of the Company and is a potential beneficiary of several discretionary trusts that hold approximately 80% of Bingo, Inc.  If Mr. T. M. Williams were to receive all the derivative securities to which he were entitled under the trust his total ownership in the Company would be 3,012,558 directly owned shares; 100,000 options with an exercise price of $0.15, 100,000 options with an exercise price of $0.17, 100,000 options with an exercise price of $0.31, 100,000 options with an exercise price of $0.33, 25,000 options with an exercise price of $0.91 and 15,117,465 shares directly owned by Bingo, Inc.  It is Mr. T. M. William' s intention to remain as Chairman of the Company and to step down from the President and CEO positions.  It is the intention of the Board, should they be re-elected, to appoint Mr. J. M. Williams as President and CEO of the Company.

Mr. J. M. Williams is the son of Mr. T. M. Williams. Mr. J. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo, Inc. If Mr. J. M. Williams were to receive all the derivative securities to which he were entitled under the trust his total ownership in the Company would be 208,200 directly owned shares; 100,000 options with an exercise price of $0.15, 100,000 options with an exercise price of $0.17, 175,000 options with an exercise price of $0.27, 100,000 options with an exercise price of $0.31, 25,000 options with an exercise price of $0.91 and 15,117,465 shares directly owned by Bingo, Inc.

Unibet Group Plc. holds approximately 23% of the share capital of the Company with 15,000,000 directly owned shares.

Interest of Certain Persons in Matters to be Acted Upon

No director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

 BUSINESS OF THE MEETING

There are two matters being presented for consideration by the shareholders at the Annual Meeting: the election of our Directors; the approval of the ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors for the Company for the 2011 fiscal year; and consideration of any other matter that may properly come before the meeting and any adjournment or postponement thereof.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

The Company' s Bylaws ("Bylaws") provide that the number of directors shall be increased or decreased from time to time by resolution of the board of directors or the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently two executive directors of the Company, each of which has agreed to stand for re-election.  The current board of directors has nominated four additional non executive directors, each of which has agreed to stand for election.

Information with Respect to Nominees

The following table lists the persons nominated by the board of directors for election as directors and also lists certain information with respect to those persons.

Nominee and Address	Age	Director Since	Principal Occupation of Director	Ownership (1)
Executive Directors
T. M. Williams (7) North Side, Anguilla	70	September, 2001	Chairman (9)	18,555,023 (2)	27.92%
J. M. Williams London , United Kingdom	35	July, 2007	Marketing Director, Nominee Chief Executive Officer (10) (11)	15,825,665 (3)	23.81%
Non Executive Directors
C. M. Devereux (12) Vancouver , Canada	47	July, 2007	Director (10) (11)	604,500 (4)	0.91%
G. Whitton Little Harbour, Anguilla	75	June, 2009	Non Executive Director (9) (10)	115,000 (5)	0.17%
F. Curtis Little Harbour, Anguilla	47	June, 2009	Non Executive Director (9) (11)	105,000 (6)	0.16%
E. Ljungerud (8) London , United Kingdom	38	Nominated	Non Executive Director	nil	nil

(1) The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from May 5, 2011, upon the exercise of options. Each beneficial owner' s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from May 5, 2011, are exercised, for the purpose of computing percentage ownership.

(2) Includes 25,000 options with an exercise price of $0.91, 100,000 options with an exercise price of $0.33 per share, 100,000 options with an exercise price of $0.31 per share, 100,000 options with an exercise price of $0.17, and 100,000 options with an exercise price of $0.15 per share, (which options are exercisable presently or within 60 days) and 3,012,558 shares held directly by Mr. T. M. Williams.  Mr. T. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo, Inc.  If Mr. T. M. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 15,117,465 shares directly owned by Bingo, Inc. which would represent 27.92% of the Class.

(3) Includes 25,000 options with an exercise price of $0.91, 100,000 options with an exercise price of $0.31 per share, 175,000 options with an exercise price of $0.27 per share, 100,000 options with an exercise price of $0.17 and 100,000 options with an exercise price of $0.15 per share,  (which options are exercisable presently or within 60 days) and 208,200 shares held directly by Mr. J. M. Williams. Mr. J. M. Williams is the son of Mr. T. M. Williams. Mr. J. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of Bingo, Inc.  If Mr. J. M. Williams were to receive all the derivative securities to which he were potentially entitled under the trust his total ownership in the Company would be an additional 15,117,465 shares directly owned by Bingo, Inc. which would represent 23.81% of the Class.

(4) Includes 25,000 options with an exercise price of $0.91, 100,000 options with an exercise price of $0.31 per share, 175,000 options with an exercise price of $0.27 per share, 100,000 options with an exercise price of $0.17, and 100,000 options with an exercise price of $0.15 per share,  (which options are exercisable presently or within 60 days) and 104,500 shares held directly by Mr. C. M. Devereux.

(5) Includes 10,000 options with an exercise price of $0.91, 55,000 options with an exercise price of $0.17, and 50,000 options with an exercise price of $0.15 per share,  (which options are exercisable presently or within 60 days) and nil shares held directly by Mr. G. Whitton.

(6) Includes 55,000 options with an exercise price of $0.17 and 50,000 options with an exercise price of $0.15 per share,  (which options are exercisable presently or within 60 days) and nil shares held directly by Ms. F. Curtis.

(7) T. M. Williams is the nominee of Bingo, Inc., due to Bingo, Inc. being the majority shareholder.

(8) E. Ljungerud is the nominee of Unibet Group Plc., due to Unibet Group Plc.' s shareholding.

(9) Member of Audit Committee

(10) Member of Corporate Governance and Nominating Committee

(11) Member of Compensation Committee

(12) Effective April 1, 2011, Mr. Devereux is no longer an employee of the Bingo.com group but continues to be a board member of Bingo.com, Ltd.

Background of Nominees and Proposed Position in the Company (1)

T.  M. Williams - Chairman,

Mr. T. M. Williams has served as Chairman, Chief Executive Officer and President for the Company since September 2001. Since 1984, Mr. Williams has served as a principal of Tarpen Research Corporation, a private consulting firm, and from 1993 until 2008, he was Adjunct Professor, Sauder School of Business, at the University of British Columbia. From 1988 to 1991, he was President and Chief Executive Officer of Distinctive Software, Inc. in Vancouver, BC, and, upon the acquisition of that company by Electronic Arts Inc., North America' s largest publisher of entertainment software, he became President and Chief Executive Officer of Electronic Arts (Canada) Inc., where he continued until 1993. Mr. Williams is on the board of directors of YM Biosciences Inc., (a publicly listed biotechnology company), and several other private corporations. Mr. Williams is the designee of Bingo, Inc. pursuant to Bingo, Inc. being the majority shareholder.

J. M. Williams - Chief Executive Officer, President and Member of the Board of Directors,

Mr. J. M. Williams has served as Marketing Director and Vice President, Business Development for the Company since September 2001. From January 2000 to September 2001, he was a Business Development representative at Blue Zone Inc. (a technology company). From September 1998 to May 1999 he was a Business Analyst with RBC Dominion Securities. Mr. Williams has a bachelor of Commerce degree from the University of Victoria. Mr. J. M. Williams is the son of Mr. T. M. Williams the Company' s Chairman.

C. M. Devereux - Director

Mr. C. M. Devereux is the Chief Executive Officer of Greenscape Capital Group Inc. Greenscape increases the environmental sustainability and social responsibility of the built environment through the development of sustainable facilities and the energy retrofitting of existing commercial facilities. Mr. Devereux had served as Vice-President, Corporate Affairs for the Company from September 2001 until March 31, 2011. From May 2000 to September 2001, he was Vice-President, Corporate Affairs at Blue Zone Inc. (a technology company). From 1996 to 2000, he was President of Mill Reef Holdings, a consultancy company. From 1992 to 1997, he practiced corporate / commercial law in private practice. Mr. Devereux has a law degree from Osgoode Hall, Toronto, Canada.

G. Whitton - Non Executive Director

Mr. G. Whitton, now retired, was Chairman and CEO of International Verifact Inc. (" IVI" ) from 1987 to 2000 prior to its merger with INGENICO of France. IVI was a publicly traded Canadian company which was a major supplier of point of sale terminals and related equipment for the banking, retail, and health care industries in Canada and the USA. From 1979 to 1987 Mr. Whitton was the owner, President and Chairman of Howarth & Smith Ltd., a large typography, printing and data management company which he sold in 1987.  From 1985 to 1987 he was also the President and CEO of Canadian Telecommunications Group which was purchased by British Telecom in 1987.  From 1973 to 1979 Mr. Whitton held senior operating positions with Canada Permanent Trust and CIBC.  From 1962 to 1973 he was with IBM Canada holding various positions in sales, marketing and data center operations.  Mr. Whitton has a Bachelor of Arts degree from the Scottish College of Commerce in 1960.

F. Curtis - Non Executive Director

Ms. F. Curtis has served as Compliance Officer and General Corporate Secretary for Counsel Limited, an Anguillian financial services corporation, since 1995. She is an active member of the Anguilla Financial Services Association. Ms. Curtis has been working in the financial services industry since 1990. She started at the brokerage firm, Burns Fry, in Toronto (now Nesbitt Burns, Bank of Montreal). She completed her Canadian Securities Course and became a licensed Securities Broker in 1992. She was educated in England, and attended the University of Toronto, Canada for her undergraduate degree. Ms. Curtis' s MBA in

Finance & International Affairs was granted by the Rotman School of Business, University of Toronto.

E. Ljungerud - Non Executive Director

Ms. E. Ljungerud has served as Head of Maria Bingo within the Unibet Group and is responsible for white labels as well as Unibet' s own bingo and casino sites, since May 2010. She has over ten years of experience from the media industry working as Marketing Director as well as Executive Vice President for Swedish companies, focusing mainly on print and online media. She has worked in the gaming industry since 2007 and has international experience from several different gaming brands. Ms E. Ljungerud holds a degree in Economics from Lund University, Sweden.

(1) It is Mr. T. M. Williams intention to remain as Chairman of the Company and to step down from the President and CEO positions.  It is the intention of the Board, should they be re-elected, to appoint Mr. J. M. Williams as President and CEO of the Company.

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2 - APPROVAL OF AUDITOR

Relationship with Independent Auditor

The Company has retained the firm of Davidson & Company LLP, Chartered Accountants, as independent auditor of the Company for the fiscal year ending December 31, 2011. Davidson & Company LLP, Chartered Accountants have been engaged as the Company' s independent auditors since February 4, 2010. There were no disputes or disagreements between Davidson & Company LLP, Chartered Accountants and the Company during the previous two fiscal years on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Davidson & Company LLP, Chartered Accountants or Dohan and Company, CPA' s, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

During the Company' s most recent fiscal year ending December 31, 2010, there have been no reportable events with Davidson & Company LLP, Chartered Accountants, required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

The Company does not expect a representative of Davidson & Company LLP, Chartered Accountants, to be present at the Annual Meeting and as such, they will not be available at the meeting to respond to questions.

Ratification of the appointment of Davidson & Company LLP, Chartered Accountants, as the Company' s independent auditors for 2011 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

Audit Fees: Fees paid or to be paid to Davidson & Company LLP, Chartered Accountants, in connection with the audit of the Company' s annual financial statements for the year ended December 31, 2010, and the review of the Company' s interim financial statements included in the Company' s Quarterly Reports on Form 10-Q during the year ended December 31, 2010, totaled approximately $46,883 (2009 - $50,650).

Financial Information Systems Design and Implementation Fees:

The Company did not engage Davidson & Company LLP, Chartered Accountants to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2010.

All Other Fees:

Fees paid to Davidson & Company LLP, Chartered Accountants and Dohan and Company, P.A., CPA.' s by the Company during the year ended December 31, 2010, for tax advisory and other consultation services were $nil (2009 - $nil).

Vote Required

A majority of votes by the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the appointment of the Independent Auditors.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY, CHARTERED ACCOUNTANTS AS THE COMPANY' S INDEPENDENT AUDITORS FOR 2011.

Stock Performance Graph

The following graph compares the cumulative shareholder return of the common shares of the Corporation for the year ended December 31, 2010, with the cumulative total return of the S&P & Nasdaq Composite Total Return Index.

  EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN

STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The Executive Officers consist of Mr. T. M. Williams, Mr. J. M. Williams, and Mr. H. W. Bromley (" Executive Officers" ). Executive Officers are appointed annually by the board of directors and serve at the pleasure of the Board. Mr. J. M. Williams is the son of Mr. T. M. Williams the Company' s Chairman. There are no other family relationship between any of the Executive Officers and Directors. Memberships on the boards of other public companies are set out above under "Election of Directors - Background of Nominees" in the biographies of each of the nominee Directors, and memberships on the boards of other public companies for each of the Executive Officers who are not Directors are set out below.

Background of Executive Officers

The biography of Mr. T. M. Williams and Mr. J. M. Williams can be found under "Election of Directors - Background of Nominees".

H. W. Bromley - Chief Financial Officer

Mr. H. W. Bromley has served as our Chief Financial Officer since July 2002 as a full time employee of the Bingo.com Group.  Effective April 1, 2011 Mr. Bromley is providing his services to the Company as CFO under a Management Contract.  From 2000 to 2001, Mr. Bromley was a Director and the Group Financial Officer for Agroceres & Co. Ltd. From 1995 - 1999, he was an employee of Ernst & Young working in South Africa and in the United States of America. Mr. Bromley has in addition worked for CitiBank, Unilever PLC and Gerrard. Mr. Bromley is also acting as the Chief Financial Officer for CellStop Systems, Inc. (a publically listed company). Mr. Bromley is a Chartered Accountant.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company' s Chief Executive Officer and the Company' s most highly compensated executive officers who served as such at the end of the last fiscal year (the "Named Executive Officers").

		Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Fees	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options /	All Other Compensation
		$	$	$	$	SARs (#)	$
T.M. Williams -	2010	58,333	-	-	-	100,000	-
President and	2009	-	-	-	-	100,000	-
CEO (1)	2008	-	-	-	-	100,000	-
J. M. Williams	2010	157,413	-	-	-	100,000	-
	2009	122,622	-	-	-	100,000	-
	2008	134,101	-	-	-	100,000	-
C. M. Devereux	2010	157,416	-	-	-	100,000	-
(2)	2009	122,622	-	-	-	100,000	-
	2008	134,101	-	-	-	100,000	-
H. W. Bromley	2010	165,655	-	-	-	100,000	-
	2009	122,622	-	-	-	100,000	-
	2008	134,101	-	-	-	100,000	-

(1) All of the compensation paid to the Named Executive Officer is paid to T.M. Williams (ROW), Ltd. for the services of Mr. T. M. Williams.

(2) Effective April 1, 2011, Mr. Devereux is no longer an employee of the Bingo.com group but continues to be a board member of Bingo.com, Ltd.

Stock Option Plan

The stock-based compensation program provides stock options that create a direct link between executive rewards and enhanced shareholder value since the full benefit of this compensation element cannot be realized unless stock appreciation occurs over a number of years.

1999 Stock Option Plan

In September 1999, the directors of the Company adopted a non-qualified stock option plan (the " 1999 Stock Option Plan" ).  Under the 1999 Stock Option Plan, options to purchase shares the Company' s Common Stock may be granted to employees and to such other persons who are not employees as determined by the 1999 Stock Option Plan administrator (the " Administrator" ).  The maximum aggregate number of shares of the Company' s Common Stock subject to option under the 1999 Stock Option Plan may not exceed 1,895,000. In determining the number of shares of the Company' s Common Stock subject to each option granted under the 1999 Stock Option Plan, consideration is given to the present and potential contribution by such person to the success of the Company.  The exercise price is determined by the Administrator, provided that the exercise price for any covered employee (as that term is defined for the purposes of Section 162(m) (3) of the Internal Revenue Code of 1986 as amended (the " Code" ), may not be less than the fair market value per share of the Common Stock at the date of grant by the Administrator.  Each option is for a term not in excess of ten years except in the case of the death of an optionee, in which case the option is exercisable for a maximum of twelve months thereafter, or in the case of an Optionee ceasing to be a participant under the 1999 Stock Option Plan for any reason other than cause or death, in which case the option is exercisable for a maximum of 30 days thereafter.  The 1999 Stock Option Plan does not provide for the granting of financial assistance, whether by way of a loan, guarantee or otherwise, by the Company in connection with any purchase of shares of Common Stock from the Company.

If a third party acquires us through the purchase of all or substantially all of our assets, a merger or other business combination, except as otherwise provided in an individual award agreement, all unexercised options will terminate unless assumed by the successor corporation.

For the year ended December 31, 2010, there were nil options outstanding under the 1999 plan. No SARs (stock appreciation rights) were granted during this period.

2001 Stock Option Plan

In May 2001, the directors of the Company adopted the 2001 Stock Option Plan (the "2001 Stock Option Plan"). Under the 2001 Stock Option Plan, options to purchase shares the Company' s Common Stock may be granted to employees of the Company and its subsidiaries, including officers, directors and certain advisors, who render services to the Company as determined by the 2001 Stock Option Plan administrator (the "Administrator") as Incentive Stock Options or as Nonstatutory Stock Options.

In determining the number of shares of the Company' s Common Stock subject to each option granted under the 2001 Stock Option Plan, consideration is given to the present and potential contribution by such person to the success of the Company.

The exercise price is determined by the Administrator, provided that, to the extent required by law or regulation, the exercise price in the case of an Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall not be less than one hundred ten percent (110%) of the Fair Market Value (as defined in the 2001 Stock Option Plan) on the grant date.  The exercise price in the case of any Nonstatutory Stock Option, shall not be less than eighty-five percent (85%) of the Fair Market Value on the grant date.  The exercise price in the case of any Incentive Stock Option granted to persons other than to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than the Fair Market Value on the grant date.

At the time of the grant of the Option, the Plan Administrator shall designate, the expiration date of the Option, provided that no Option granted under the 2001 Stock Option Plan shall have a term exceeding 10 years from the date of grant, and no Option granted to an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five (5) years from the grant date (or less, in the discretion of the Administrator), except in the case of the death of an Optionee, in which case the option is exercisable for a maximum of twelve months thereafter, or in the case of an Optionee ceasing to be a participant under the 2001 Stock Option Plan for any reason other than cause or death, in which case the option is exercisable for a maximum of 30 days thereafter.  The 2001 Stock Option Plan does not provide for the granting of financial assistance, whether by way of a loan, guarantee or otherwise, by the Company in connection with any purchase of shares of Common Stock from the Company.

An Option will be exercisable at such times, over such term and subject to such terms and conditions as the Plan Administrator determines.  Payment of the exercise price may be made in such manner as the Plan Administrator may provide, including cash, delivery of shares of Common Stock already owned.

For the year ended December 31, 2010, there were 1,290,000 options outstanding under the 2001 plan. During the most recently completed fiscal year, no options were granted to directors, employees and consultants under the 2001 Stock Option Plan. During the year ended December 31, 2010, 545,000 options issued under the 2001 plan expired unexercised. No SARs (stock appreciation rights) were granted during this period.

2005 Stock Option Plan

In May 2005, the directors of the Company adopted the 2005 Stock Option Plan (the "2005 Stock Option Plan"). Under the 2005 Stock Option Plan, options to purchase shares of the Company' s Common Stock may be granted to employees, directors, advisors and consultants of the Corporation to encourage proprietary interest in the Corporation, to encourage such employees to remain in the employ of the Corporation or such directors, advisors and consultants to remain in the service of the Corporation, and to attract new employees, directors, advisors and consultants with outstanding qualifications.

The aggregate number of Shares which may be issued upon exercise of Options under the 2005 Stock Option Plan at any time shall not exceed 2,000,000 Shares subject to adjustment as provided for in this Plan.

The exercise price is determined by the Administrator, provided that, to the extent required by law or regulation, the exercise price in the case of an Option granted to an Optionee shall not be less than the Fair Market Value (as defined in the 2005 Stock Option Plan) on the grant date.

At the time of the grant of the Option, the Plan Administrator shall designate, the expiration date of the Option, provided that no Option granted under the 2005 Stock Option Plan shall have a term exceeding 10 years from the date of grant ..

For the year ended December 31, 2010, there were 1,299,692 options outstanding under the 2005 plan. During the most recently completed fiscal year, there were 620,000 options at $0.15 per option granted to directors, employees and consultants under the 2005 Stock Option Plan. During the year ended December 31, 2010, 1,203,750 options granted under the 2005 plan expired unexercised. No SARs (stock appreciation rights) were granted during this period.

Our Board of Directors administers the 1999 Stock Option Plan, the 2001 Stock Option Plan and the 2005 Stock Option Plan (collectively, the " Stock Option Plans" ).  Our Board is authorized to construe and interpret the provisions of the Stock Option Plans, to select employees, Directors and consultants to whom options will be granted, to determine the terms and conditions of options and, with the consent of the grantee, to amend the terms of any outstanding options.

The following table sets forth details of all exercises of options granted under the Stock Option Plans during the financial year of the Company ended December 31, 2010, by each of the Named Executive Officers and the value as at December 31, 2010, of unexercised options granted under the Stock Option Plans on an aggregate basis:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Options at Year End Exercisable / Unexercisable (1)	Value of Options at Year End(2)Exercisable / Unexercisable
T. M. Williams	Nil	Nil	425,000/nil	$nil (3) /$nil
J. M. Williams	Nil	Nil	500,000/nil	$nil (3) /$nil
C. M. Devereux (4)	Nil	Nil	500,000/nil	$nil (3) /$nil
H. W. Bromley	Nil	Nil	500,000/nil	$nil (3) /$nil

(1)       During the year ended December 31, 2010, the outstanding option agreements were amended to make all unvested options to vest immediately.

(2)       On December 31, 2010, the closing price of Common Stock on the OTC Bulletin Board was $0.08.  For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be in-the-money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

(3)       These options were not in-the-money based on the December 31, 2010 closing price of $0.08 for the Company' s Common Stock.

(4)        Effective April 1, 2011, Mr. Devereux is no longer an employee of the Bingo.com group but continues to be a board member of Bingo.com, Ltd.

Repricing of Options

During the fiscal year ended December 31, 2010, there was no repricing of options granted to any of the optionees under the Company' s Stock Option Plans ..

During the year ended December 31, 2010, the outstanding option agreements were amended to make all unvested options to vest immediately.

Securities Authorized for Issuance under Equity Compensation Plans

Options in respect of 620,000 Common Shares at an exercised price of $0.15 were granted in the fiscal year ended December 31, 2010, under the Corporation' s employee Option Plans. During the 2010 fiscal year, no options were exercised and 1,748,750 options expired unexercised or were cancelled. As of the date hereof, 2,589,692 options are outstanding.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,589,692	$0.29	4,531,084
Equity compensation plans not approved by security holders	0	0	0
Total	2,589,692	$0.29	4,531,084

Long Term Incentive Plan Awards

The Company does not have any Long Term Incentive Plans. Executive Directors receive no compensation for their service as Directors, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. Non Executive Directors will receive $500 per meeting, plus reimbursement for reasonable expenses incurred.

The Company may in the future create retirement, pension, profit sharing; insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company entered into a management consulting agreement with T.M. Williams (ROW), Ltd., an Anguilla incorporated company and Mr. T. M. Williams dated August 20, 2001, (the "Williams Agreement"), in connection with the provision of services by Mr. T. M. Williams as President and Chief Executive Officer of the Company.

The Williams Agreement was amended on February 28, 2002, such that the Company will pay to T.M. Williams (ROW) Ltd. 10% of the operating profit of the Company, as defined in the amendment, to a maximum of $25,000 per month. There is no minimum monthly fee stipulated in the Williams Agreement.

The Williams Agreement was amended on June 16, 2010, such that the Company will pay to T.M. Williams (ROW) Ltd. a consultancy payment of $11,666 per month payable in arrears.

Subsequent to the quarter ended March 31, 2011, the company entered management agreements with its executive officers and certain staff. Mr. H. Bromley will continue in his role as CFO for the Company.

Composition of the Compensation Committee

The present Compensation Committee consists of Ms. F. Curtis, Mr. J. M. Williams and Mr. C. M. Devereux. On behalf of the Board of Directors, the Compensation Committee establishes and monitors the Corporation' s policies for attracting, retaining, developing and motivating senior employees. This includes the review and recommendation to the Board of Directors, for approval, of the remuneration of the Corporation' s senior executive officers, including the Named Executive Officers, based on the recommendation of the Chief Executive Officer.

Report on Executive Compensation

The compensation policies are designed to support the Corporation' s strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policy.

In determining actual compensation levels, the Committee considers the total program, rather than any single element in isolation. Total compensation levels are set to reflect both the marketplace (to ensure competitiveness) and the responsibility of each position (to ensure internal equity).

The Corporation' s executive compensation program has the following objectives:

  to attract, retain and motivate qualified executives;
  to be competitive and is adjusted for realties of the market;
  to provide incentives to executives to maximize productivity and enhance enterprise value by aligning the interests of the executives with those of the shareholders;
  to foster teamwork and entrepreneurial spirit;

Compensation of Directors

Directors of the Corporation who are not full-time employees of the Corporation are entitled to receive an attendance fee of $500 per meeting plus expenses. In addition, the Chair of the Audit Committee is entitled to an additional fee of $500 per meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 5, 2011, the outstanding Common Stock of the Company owned of record or beneficially by each Named Executive Officer and Director, and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company' s Common Stock and the shareholdings of all Directors and Executive Officers as a group. A person is deemed the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner' s percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised.

As of May 5, 2011, there were 63,877,703 shares of the Company' s Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
T. M. Williams #7 Brimingin Drive North Side The Valley, TV1 02P Anguilla, B. W. I.	3,437,558	(1)	5%

J. M. Williams 16 Bridgewater House 6-9 Bridgewater Square London, EC2Y 8AG United Kingdom	708,200	(2)	1%

H. W. Bromley 3851 Edgemont Boulevard North Vancouver BC, V7R 2P9 Canada	825,000	(3)	1%

All directors and Named Executive Officers as a group (3 persons)	4,970,758		7%

Bingo, Inc. P.O. Box 727 , Landsome Road The Valley, Anguilla, B.W.I.	18,896,831	(4)	28%

Unibet Group Plc. Fawwara Buildings Msira Road Gzira GZR1402 Malta	15,000,000	(5)	22.6%

Pendinas Ltd. Ballacarrick, Pooilvaaish Road Castletown, IM9 4PJ Isle of Man	7,675,999	(6)	12%

G. R. Williams Ballacarrick, Pooilvaaish Road Castletown, IM9 4PJ Isle of Man	4,287,000	(7)	6%

(1)     Includes 25,000 shares of common stock that may be issued upon the exercise of 25,000 stock purchase options with an exercise price of $0.91 per share,100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.33 per share, 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.31 per share, 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.17 per share and 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.15 per share,. Also includes 3,012,558 shares held directly by Mr. T. M. Williams. Mr. T. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of the shares of a private holding company.  If 80% of the shares of common stock beneficially owned by the private holding company are included here, Mr. T. M. William' s beneficial ownership changes to 15,117,465 shares, representing 28% of the Class.

(2)     Includes 25,000 shares of common stock that may be issued upon the exercise of 25,000 stock purchase options with an exercise price of $0.91 per share, 175,000 shares of common stock that may be issued upon the exercise of 175,000 stock purchase options with an exercise price of $0.27 per share, 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.31 per share 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.17 per share and 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.15 per share.  Also includes 208,200 shares held directly by Mr. J. M. Williams. Mr. J. M. Williams is the potential beneficiary of certain discretionary trusts that hold approximately 80% of the shares of a private holding company.  If 80% of the shares of common stock beneficially owned by the private holding company are included here, Mr. J. M. William' s beneficial ownership changes to 15,117,465 shares, representing 24% of the Class.

(3)     Includes 25,000 shares of common stock that may be issued upon the exercise of 25,000 stock purchase options with an exercise price of $0.91 per share, 175,000 shares of common stock that may be issued upon the exercise of 175,000 stock purchase options with an exercise price of $0.33 per share,100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.31 per share, 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.17 per share and 100,000 shares of common stock that may be issued upon the exercise of 100,000 stock purchase options with an exercise price of $0.15 per share.  Also includes 325,000 shares held directly by Mr. H. W. Bromley.

(4)     Includes 18,896,831 shares held directly by Bingo, Inc., a private holding company.

(5)     Includes 15,000,000 shares held directly by Unibet Group Plc. is listed on NASDAQ OMX Nordic Exchange in Stockholm.

(6)     Includes 7,675,999 shares held directly by Pendinas Ltd., a company wholly owned by Mr. G. R. Williams.

(7)     Includes 4,287,000 shares held directly by G. R. Williams. Mr. G. R. Williams is not related to Mr. T. M. Williams nor Mr. J. M. Williams.

CHANGES IN CONTROL

There were no changes in control since the last Annual General Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company' s officers, directors or beneficial owners of more than ten percent of the Common Stock of the Company filed, in a timely basis, the reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Corporate Governance Disclosure Statement

The Corporation' s Board of Directors has ultimate responsibility to supervise the management of the business and affairs of the Corporation and its subsidiaries. The Board considers good corporate governance to be central to the effective and efficient operation of the Corporation and regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Corporation' s governance plan meets and, in many cases, exceeds legal and stock exchange requirements. The Corporation is required to disclose certain information relating to its corporate governance practices as set out in Schedule " A" ..  The Board of Directors has adopted a written mandate to formalize its responsibilities, a copy of which is attached to this circular as Appendix " I" ..

Board Committees

We currently have three committees of our Board of Directors.

  Audit Committee - Committee members - G. Whitton*, F. Curtis, T. M. Williams.

This committee reviews the financial statements and the financial reporting process of the Company and recommends to the board the approval of the financial statements. This is discussed further in Appendix II.

  Corporate Governance Committee - Committee members - C. M. Devereux*, G. Whitton and J. M. Williams

This committee reviews the ethics policy of the Company and ensures compliance. It makes recommendations to the board for improvement in Corporate Governance. In addition it will be this committee to whom a whistle blower will report.

  Compensation Committee - Committee members - F. Curtis*, J. M. Williams, and C. M. Devereux

This committee will propose the appointment and remuneration of the Chief Executive Officer including salary, stock options, and bonuses.

* Indicates the Chairman of the Committee

Board of Directors Meetings

The Company' s board of directors met five times in person or by telephonic conversation during the last fiscal year. All actions were approved by unanimous consent. The Executive Officers of the Company met on a regular weekly basis throughout the fiscal year.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the Company' s independent registered public accounting firm. Management represented to the Audit Committee that the Company' s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company' s independent registered public accounting firm. The Audit Committee discussed with the Company' s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61. (Communications with Audit Committees)

The Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), relating to their independence, and the Audit Committee discussed with the independent auditors any relationships that may impact on the firm' s objectivity and independence and satisfied itself as to the auditors' independence.

Based on the Audit Committee' s discussion with management and the Company' s independent registered public accounting firm and its review of the representation of management and the report of such independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of directors include the audited financial statements in the Company' s Annual Report on Form 10-K for the year ended December 31, 2010.

G. Whitton, F. Curtis and T. M. Williams, members of the Audit Committee

Involvement in Certain Legal Proceedings

To the best knowledge of the Executive Officers and Directors of the Company, neither the Company nor any of its Executive Officers, Directors or nominees are parties to any legal proceeding or litigation. Further, the Executive Officers and Directors know of no threatened or contemplated legal proceedings or litigation. None of the Executive Officers and Directors has been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Executive Officers and Directors, no investigations of felonies, malfeasance in office or securities investigations are either pending or threatened at the present time.

OTHER MATTERS

Transfer Agent

The Interwest Transfer Co., Inc., located at 1981 East, 4800 South, Suite 100 Salt Lake City Utah USA 84117, phone (801) 272-9294, fax (801) 277-3147 is the transfer agent for the Company' s shares of Common Stock.

Stockholder Proposals

Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company at its principal executive offices by February 28, 2012, in order to be considered for inclusion in the Company' s proxy statement relating to such meeting.

Additional Information

Each shareholder has received the Company' s Annual Report on Form 10-K containing the Company' s audited financial statements for the fiscal year ended December 31, 2010, including the report of its independent chartered accountants with this proxy statement. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company' s 2010 Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, Hansa Bank Building, Ground Floor, Landsome Road, The Valley, AI 2640, The Valley, Anguilla, British West Indies, Attention: T. M. Williams, President.

Alternatively the Company' s Form 10-K is available on the Company' s website at http://corporate.bingo.com.

Action on Other Matters

The board of directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Annual Meeting, management will report on the Company' s business and shareholders will have the opportunity to ask questions ..

BINGO.COM, LTD.

By Order of the Board of Directors

/s/ " T.M. Williams" ------------------------------------------ T.M. Williams President

Anguilla, British West Indies

  May 5, 2011

SCHEDULE " A"

BINGO.COM, LTD.

Disclosure of Corporate Governance Practices

DISCLOSURE OF CORPORATE GOVERNANCE PRACTICES

1. Board of Directors

Disclose the identity of the directors who are independent.

Of the six proposed members of the Board of Directors, three members are considered by the Board to be independent Directors. In reaching this conclusion, the Board of Directors took the view that G. Whitton, F. Curtis and E. Ljungerud are independent directors.

Disclose the identity of directors who are not independent, and describe the basis for that determination.

T. M. Williams, the Chairman of the Corporation, and J. M. Williams, The CEO and President , are members of management and, accordingly, are not considered to be independent of the Corporation.  Mr. C. M. Devereux was a senior executive of the Company prior to April 1, 2011 and therefore will not be considered independent until 2014.

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction of Canada or a foreign jurisdiction, identify both the director and the other issuer.

T. M. Williams is a director of YM Biosciences Inc., a company listed on the TSX and Amex exchanges. C. M. Devereux is a director of Greenscape Capital Group Inc, a company listed on the TSXV exchange.

2. Board Mandate

Disclose the text of the board' s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board of Directors is responsible for supervising the management of the business and affairs of the Corporation and to act with a view to the best interests of the Corporation. The Board of Directors has adopted a written mandate to formalize its oversight responsibilities, a copy of which is attached to this circular as Appendix " I" .. The Board of Directors' mandate is fulfilled in part through its standing Audit Committee, Corporate Governance and Compensation Committee. The Board discharges its responsibilities directly and indirectly through these three standing committees, and acts with a view to the best interests of the Corporation and its shareholders with the primary objective of creating value for its shareholders commensurate with a recognition of the corporation' s obligations to its other stakeholders including its licensors and employees.

At no less than quarterly meetings, the members of the Board (i) review and discuss operational, financial and other reports which they have received in advance of the meeting; (ii) receive reports from the Chief Executive Officer; (iii) discuss issues and developments relating to current Corporation business; (iv) receive and discuss reports from the committees of the Board; and (v) approve and make such recommendations as are appropriate and required. In addition, at least once a year the Board reviews the annual business plan of the Corporation.

All major decisions involving material contracts, acquisitions, divestitures, significant capital expenditures, investments and strategic alliances are subject to approval by the Board. As well, any decisions concerning the Corporation' s capital, the issue, appointments to Board committees and the approval of all continuous and public disclosure documents are made by the Board.

In fulfilling its mandate, the Board of Directors, directly or through one of its committees, is responsible for the following:

  The adoption of a strategic planning process for the Corporation;
  The identification of the principal risks of the Corporation' s business and ensuring the implementation of appropriate systems and management of these risks by undertaking thorough reviews of operations, sales, marketing reports, Audit Committee reports and findings of the Corporation' s external auditors to identify the principal risks to the Corporation' s business;
  Succession planning for the Corporation including the appointment, training and monitoring of senior management; and
  The integrity of the Corporation' s internal control and management information systems.

3. Position Descriptions

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly described how the board delineates the role and responsibilities of each such position.

Pursuant to the Board' s written mandate, the Board is responsible for developing position descriptions for the Chair of the Board and the chair of each Board committee:

-          Chairman of the Board

The Chairman of the Board is responsible for overseeing the performance by the Board of its duties, for communicating periodically with Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Corporation' s business.

-          Chairman of the Audit Committee

The Chairman of the Audit Committee is responsible for overseeing the performance by the Audit Committee of its duties, for

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assessing the effectiveness of the Audit Committee and individual committee members and for reporting periodically to the Board.

        - Chairman of the Corporate Governance

- The Chairman of the Corporate Governance Committee is responsible for overseeing the performance by the Corporate Governance Committee of its duties, for assessing the effectiveness of the Corporate Governance Committee and individual committee members and for reporting periodically to the Board.

        - Chairman of the Compensation Committee

The Chairman of the Compensation Committee is responsible for overseeing the performance by the Compensation Committee of its duties, for assessing the effectiveness of the Compensation Committee and individual committee members and for reporting periodically to the Board.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the roles and responsibilities of the CEO.

The Corporation' s Chief Executive Officer is the principal officer of the Corporation and is charged with the responsibility for managing the strategic and operational agenda of the Corporation and for the execution of the directives and policies of the Board of Directors. The roles and responsibilities of the Chief Executive Officer include, among other things:

  developing, together with the Board of Directors, the Corporation' s strategic direction;
  directing the overall business operations of the Corporation;
  ensuring that the Board of Directors is kept appropriately informed of the overall business operations of the Corporation and major issues facing the Corporation;
  having responsibility for the day-to-day operations of the Corporation, including the annual planning process, capital management, financial management, acquisitions, divestitures, etc., all of which must be accomplished within the strategic framework of the Corporation established by the Board of Directors;
  representing the Corporation to its major shareholders, including investment and financial communities, governments, customers and the public;
  bringing the following material decisions to the Board of Directors for their review and approval: (i) disposition of assets other than in the ordinary and normal course of business; (ii) acquisition of assets or the assumption of any commitment, obligation or liability other than in the ordinary and normal course of business; (iii) issuance or sale of securities of the Corporation; (iv) redemption or repurchase of securities of the Corporation; (v) declaration or payment of a dividend or other distribution in respect of any securities of the Corporation; (vi) any transaction, contract, agreement, undertaking or arrangement with a person with whom the Corporation does not act at arm' s length; and (vii) any other transaction, contract, agreement, undertaking, commitment or arrangement, not in the ordinary and normal course of business which is or would be material in relation to the Corporation; and
  presenting to the Board of Directors any material business issues resulting from communications with shareholders.

4. Orientation and Continuing Education

Briefly describe what measures the board takes to orient new directors regarding

i.                      the role of the board, its committees and its directors; and

ii.                    ii. The nature and operation of the issuer' s business.

No formal orientation program has been developed by the Board. However, new directors have the opportunity to meet with and participate in work sessions with senior management to obtain insight into the operations of the Corporation. It is expected that new directors will generally have been executives with extensive business or other senior level experience and have directorship responsibilities on other public and private company boards and institutions. Orientation for these individuals is provided through a review of past Board of Director materials and other private and public documents concerning the Corporation. Given the level of experience of those joining the Board and the relatively short history of the Corporation, a formal orientation and education programme has not been viewed as necessary.

Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Corporation has no formal policy of providing professional development courses to Board members, though educational sessions are occasionally presented to the Board by the Corporation' s outside advisors. Board members are experienced business people with in-depth knowledge of the industry in which the Corporation operates. The Corporation will engage consultants on an as-needed basis to make presentations to the Board on matters relevant to the Corporation.

5. Ethical Business Conduct

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code disclose how a person or company may obtain a copy of the code;

On December 21, 2006, the Board of Directors of Bingo.com, Ltd. (the " Board" ) adopted a new Code of Business Conduct and Ethics (the " Code" ), which applies to the Company' s directors, officers and employees. The Code was adopted to further strengthen the

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Company' s internal compliance program. The Code addresses among other things, honesty and integrity, fair dealing, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and administration of the code. The code is available at the Company' s website at http://corporate.bingo.com in the Corporate section under Corporate Governance. A copy of our Code of Ethics is available upon request at no charge to any shareholder.

Describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;

The Board is ultimately responsible for the implementation and administration of the Code of Business Conduct and Ethics and, given the nature and size of the Corporation, the Board is of the view that it can effectively monitor the day-to-day implementation and administration of the Code.

Provide a cross-reference to any material change report filed since the beginning of the issuer' s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

There are no such reports.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.

A director or officer of the Corporation must declare the nature of any interest that he or she has in a material contract, whether made or proposed, with the Corporation. Following such a declaration, Board members will abstain from voting on any resolution in which they may have a potential conflict of interest.

Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board monitors management on a regular basis. The Corporation is dedicated to the maintenance of good corporate governance and ethical business conduct. In particular, the Board takes special efforts, and engages outside counsel where necessary, to ensure that all legal and stock exchange requirements are addressed in a timely and effective manner. The Board is responsible for ensuring the independent functioning of the Board and ensuring the integrity of the Corporation' s internal control and management function.

6. Compensation

Describe the process by which the board determines the compensation for the issuer' s directors and officers.

The Compensation Committee recommends compensation policies to the Board and sets the compensation of the Chief Executive Officer of the Corporation. The Committee' s guiding philosophy is to establish executive compensation based on corporate performance.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The mandate of the Compensation Committee is to establish and monitor the Corporation' s policies for attracting, retaining, developing and motivating senior employees. The compensation policies are designed to support the Corporation' s strategic objectives, ensure that incentive programs are designed to motivate senior managers to achieve or exceed corporate objectives and to enhance shareholder value and to ensure that there is reasonable consistency in the application of the compensation policies. The Corporation' s responsibilities include reviewing annually the performance of the Chief Executive Officer (or more frequently if deemed necessary by the Compensation Committee), setting the Chief Executive Officer' s compensation and, in consultation with the Chief Executive Officer, establishing his personal objectives, reviewing the performance and approving the compensation of executive officers of the Corporation on the recommendation of the Chief Executive Officer, establishing incentive compensation programmes and monitoring their effectiveness and developing and documenting the compensation policy and philosophy of the Corporation for approval by the Board of Directors.

If a compensation consultant or advisor has, at any time since the beginning of the issuer' s most recently completed financial year, been retained to assist in determining compensation for any of the issuer' s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the Issuer, state that fact and briefly describe the nature of the work.

Not Applicable.

Other Board Committees

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board' s three standing committees are the Audit Committee, the Corporate Governance Committee, and the Compensation Committee. The Audit Committee has a written mandate, a copy of which is attached hereto as Appendix II.

7. Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe dhow the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Board of Directors as a whole annually reviews and assesses its effectiveness and the effectiveness of the Board committees. In addition, the Corporate Governance and Nominating Committee meet separately to assess the effectiveness of the Board and its committees.

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APPENDIX " I"

BINGO.COM, LTD.

Mandate of the Board of Directors

Introduction

The term " Corporation" herein shall refer to Bingo.com, Ltd. And the term " Board" shall refer to the board of directors of the Corporation. The Board is elected by the shareholders and is responsible for the stewardship of the business and affairs of the Corporation. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Corporation' s strategic planning and organizational structure and supervising management to oversee that the foregoing enhance and preserve the underlying value of the Corporation.

Although directors may be elected by the shareholders to bring special expertise or a point of view to Board deliberations, they are not chosen to represent a particular constituency. The best interests of the Corporation as a whole must be paramount at all times.

Duties of Directors

The Board discharges its responsibility for overseeing the management of the Corporation' s business and delegates responsibility to the Corporation' s senior officers for day-to-day management of the Corporation. The Board discharges its responsibilities, including those listed below, either directly or through one of its committees: the Audit Committee, the Corporate Governance Committee and the Compensation Committee. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature. In addition to the Board' s primary roles of overseeing corporate performance and providing quality, depth and continuity of management to meet the Corporation' s strategic objectives, principal duties include, but are not limited to, the following categories:

Appointment of Management

1. The Board has the responsibility for approving the appointment of Chief Executive Officer (" CEO" ), the President of the Corporation, and all other senior management, and approving their compensation, following a review of the recommendations of the Corporate Governance Committee and the Compensation Committee. To the extent feasible, the Board shall satisfy itself as to the integrity of the executive officers and that the executive officers create a culture of integrity throughout the Corporation.

2. The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits and material transactions outside the ordinary course of business are reviewed by and subject to the prior approval of the Board.

3. The Board oversees that succession planning programs are in place, including programs to appoint, train, develop and monitor management.

Board Organization

4. The Board will respond to recommendations received from the Audit Committee, the Corporate Governance Committee and the Compensation Committee, but retains the responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chair of the Board, candidates nominated for election to the Board, committee and committee chair appointments, committee charters and director compensation.

5. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

Strategic Planning

6. The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the business and its objectives and goals.

7. The Board is responsible for adopting a strategic planning process and approving and reviewing, on at least an annual basis, the business, financial and strategic plans by which it is proposed that the Corporation may reach those goals, and such strategic plans will take into account, among other things, the opportunities and risk of the business.

8. The Board has the responsibility to provide input to management on emerging trends and issues and on strategic plans, objectives and goals that management develops.

Monitoring of Financial Performance and Other Financial Reporting Matters

9. The Board is responsible for enhancing congruence between shareholder expectations, corporate plans and management performance.

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10. The Board is responsible for:

(a) adopting processes for monitoring the Corporation' s progress toward its strategic and operational goals, and to revise and alter its direction to management in light of changing circumstances affecting the Corporation; and

(b) taking action when Corporation performance falls short of its goals or other special circumstances warrant.

11. The Board shall be responsible for approving the audited financial statements, interim financial statements and the notes and Management' s Discussion and Analysis accompanying such financial statements.

12. The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Corporation' s governing statute, including the payment of dividends, issuance, purchase and redemptions of securities, acquisitions and dispositions of material capital assets and material capital expenditures.

Risk Management

13. The Board has responsibility for the identification of the principal risks of the Corporation' s business and ensuring the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Corporation and achieving a proper balance between the risks incurred and the potential return to the Corporation' s shareholders.

14. The Board is responsible for the Corporation' s internal control and management information systems.

Policies and Procedures

15. The Board is responsible for:

(a) developing the Corporation' s approach to corporate governance, including developing a set of corporate governance guidelines for the Corporation and approving and monitoring compliance with all significant policies and procedures related to corporate governance; and

(b) approving policies and procedures designed to ensure that the Corporation operates at all times within applicable laws and regulations and to the highest ethical and moral standards.

16. The Board enforces its policy respecting confidential treatment of the Corporation' s proprietary information and Board deliberations.

Communications and Reporting

17. The Board is responsible for:

(a) overseeing the accurate reporting of the financial performance of the Corporation to shareholders, other security holders and regulators on a timely and regular basis;

(b) overseeing that the financial results are reported fairly and in accordance with generally accepted accounting standards and related legal disclosure requirements;

(c) taking steps to enhance the timely disclosure of any other developments that have a significant and material impact on the Corporation;

(d) reporting annually to shareholders on its stewardship for the preceding year; and

(e) overseeing the Corporation' s implementation of systems which accommodate feedback from stakeholders.

Position Descriptions

18. The Board is responsible for:

(a) developing position descriptions for the Chair of the Board, the chair of each Board committee and the CEO (which will include delineating management' s responsibilities);

(b) approving the corporate goals and objectives that the CEO is responsible for meeting; and

(c) developing a description of the expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials.

Orientation and Continuing Education

19. The Board is responsible for:

(a) ensuring that all new directors receive a comprehensive orientation, that they fully understand the role of the Board and its committees, as well as the contribution individual directors are expected to make (including the commitment of time and resources that the Corporation expects from its directors) and that they understand the nature and operation of the

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Corporation' s business; and

(b) providing continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure that their knowledge and understanding of the Corporation' s business remains current.

Nomination of Directors

20. In connection with the nomination or appointment of individuals as directors, the Board is responsible for:

(a) considering what competencies and skills the Board, as a whole, should possess;

(b) assessing what competencies and skills each existing director possesses; and

(c) considering the appropriate size of the Board, with a view to facilitating effective decision making.

In carrying out each of these responsibilities, the Board will consider the advice and input of the Corporate Governance Committee.

Board Evaluation

21. The Board is responsible for ensuring that the Board, its committees and each individual director are regularly assessed regarding his, her or its effectiveness and contribution. An assessment will consider, in the case of the Board or a Board committee, its mandate or charter and in the case of an individual director, any applicable position description, as well as the competencies and skills each individual director is expected to bring to the Board.

Annual Review

The Chairman of the Board together with the lead director, if any, shall be responsible for overseeing the performance by the Board of its duties, for communicating periodically with the Committee chairs regarding the activities of their respective Committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for overseeing the management of the Corporation' s business.

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APPENDIX " II"

BINGO.COM, LTD.

Mandate of the Audit Committee

1. General

The board of directors (the " Board" ) of Bingo.com, Ltd. (the " Corporation" ) has delegated the responsibilities, authorities and duties described below to the audit committee (the " Audit Committee" ). For the purpose of these terms of reference, the term " Corporation" shall include the Corporation and its subsidiaries.

The Audit Committee shall be directly responsible for overseeing the accounting and financial reporting processes of the Corporation, the fraud programs and controls, and audits of the financial statements of the Corporation. The Audit Committee shall also be directly responsible for the appointment, compensation, and oversight of the work of any registered external auditor employed by the Corporation (including resolution of disagreements between management of the Corporation and the external auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In so doing, the Audit Committee will comply with all applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

2. Members

The Audit Committee shall be composed of a minimum of three members. Members of the Audit Committee shall be appointed by the Board. Each member shall serve until such member' s successor is appointed, unless that member resigns or is removed by the Board or otherwise ceases to be a director of the Corporation. The Board shall fill any vacancy if the membership of the Committee is less than three directors. The Chair of the Committee may be designated by the Board or, if it does not do so, the members of the Committee may elect a Chair by vote of a majority of the full Committee membership.

All members of the Audit Committee must satisfy the independence, financial literacy and experience requirements of applicable Securities laws, rules and guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules. In particular:

(a) each member shall be " independent" and " financially literate" or " financially sophisticated" ..

(b) at least one member must be an " audit committee financial expert" within the meaning of that term under the United States Securities Exchange Act of 1934, as amended, and the rules adopted by the United States Securities and Exchange Commission thereunder.

3. Meetings

The Audit Committee shall meet at least quarterly at such times and at such locations as the Chair of the Audit Committee shall determine, provided that meetings shall be scheduled so as to permit the timely review of the Corporation' s quarterly and annual financial statements and related management discussion and analysis. The external auditor or any two members of the Audit Committee may also request a meeting of the Audit Committee.

The Chair of the Audit Committee shall hold in camera sessions of the Audit Committee, without management present, at every meeting.

The Audit Committee shall submit the minutes of all meetings to the Board, and when requested to, shall discuss the matters discussed at each Audit Committee meeting with the Board.

4. Committee Charter

The Audit Committee shall have a written charter that sets out its mandate and responsibilities and the Audit Committee shall review and reassess the adequacy of such charter at least annually or otherwise, as it deems appropriate, and propose recommended changes to the Board.

5. Duties of the Audit Committee:

The Audit Committee shall have the following duties:

Financial Information and Reporting

1. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, the annual and interim financial statements of the Corporation and related financial reporting, including management' s discussion and analysis and earnings press releases.

2. The Audit Committee shall review with management and the external auditor, and recommend to the Board for approval, any financial statements of the Corporation which have not previously been approved by the Board and which are to be included in a prospectus or other public disclosure document of the Corporation.

3. The Audit Committee shall consider and be satisfied that adequate policies and procedures are in place for the review of the Corporation' s disclosure of financial information extracted or derived from the Corporation' s financial statements (other than disclosure referred to in clause (a)(i) above), and periodically assess the adequacy of such procedures.

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Internal Controls

4. The Audit Committee shall review, as appropriate, the Corporation' s internal system of audit controls and the results of internal audits.

5. The Audit Committee shall establish procedures for the receipt, retention and treatment of any complaint regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

6. The Audit Committee shall oversee the assessment of fraud risk performed by management.

External Auditors

7. The Audit Committee shall be directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor' s report or performing other audit, review or attest services for the Corporation, including the resolution of disagreements between management and the external auditor regarding financial reporting.

8. The external auditor shall report directly to the Audit Committee and the Audit Committee should have a clear understanding with the external auditor that such external auditor must maintain an open and transparent relationship with the Audit Committee, and that the ultimate accountability of the external auditor is to the shareholders of the Corporation.

9. The Audit Committee shall recommend to the Board the external auditor to be nominated for the purpose of preparing or issuing an auditor' s report or performing other audit, review or attest services for the Corporation; and the compensation of the external auditor.

10. The Audit Committee will ensure the rotation of partners on the audit engagement team of the external auditor in accordance with applicable law.

11. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate, to consider any matter which the Audit Committee or external auditor believes should be brought to the attention of the Board or the shareholders of the Corporation.

12. The Audit Committee shall meet with the external auditor, as the Audit Committee may deem appropriate to review and discuss a report from the external auditor at least quarterly regarding:

(a) All critical accounting policies and practices to be used

(b) The potential for fraud

(c) All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor, and

(d) Other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

Pre Approval of Non-Audit Services

13. The Audit Committee shall pre-approve all non-audit services to be provided to the Corporation or its subsidiary entities by the Corporation' s external auditor.

Complaints procedure

14. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

15. The Audit Committee shall review and approve the Corporation' s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Corporation.

Reporting

16. The Audit Committee shall report regularly to the Board about any issues that arise with respect to the quality or integrity of the Corporation' s financial statements, the Corporation' s compliance with legal or regulatory requirements, the performance and independence of the external auditor, or the internal audit function.

6. Authority to engage independent counsel and advisors

The Audit Committee has the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties, to set and pay the compensation for any advisors employed by the audit committee, and to communicate directly with the internal and external auditors.

The Corporation shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of compensation (a) to the external auditors employed by the issuer for the purpose of rendering or issuing an audit report, and (b) to any advisers employed by the Audit Committee.

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PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT OF BINGO.COM, LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON THURSDAY JUNE 16, 2011, STARTING AT 11:00 A.M., ANGUILLAN TIME, IN THE BOARDROOM OF THE BINGO.COM, LTD. ANGUILLA OFFICES LOCATED AT GROUND FLOOR, HANSA BANK BUILDING, LANDSOME ROAD, THE VALLEY, ANGUILLA, BRITISH WEST INDIES AND ANY ADJOURNMENT THEREOF.

The undersigned shareholder of the Company hereby appoints T. M. Williams, a director of the Company, or failing this person, Henry Bromley, a member of management of the Company, or in the place of both of the foregoing, ______________________________ (PLEASE PRINT NAME), as proxy holder for and on behalf of the undersigned, with power of substitution, to attend, act and vote for and in the name of the undersigned at the Meeting and at every adjournment thereof, with respect to all or _______________ of the common shares of the Company registered in the name of the undersigned. Unless otherwise expressly stated herein by the undersigned, receipt of this proxy, duly executed and dated, revokes any former proxy given to attend and vote at the meeting and at any adjournment thereof. Unless the undersigned directs otherwise, the nominee is hereby instructed to vote the common shares of the Company held by the undersigned as follows:

		For	Against	Withhold

1.	(a) To elect T. M. Williams as a director	[ ]	[ ]	[ ]
	(b) To elect J. M. Williams as a director	[ ]	[ ]	[ ]
	(c) To elect C. M. Devereux as a director	[ ]	[ ]	[ ]
	(d) To elect G. Whitton as a director	[ ]	[ ]	[ ]
	(e) To elect F. Curtis as a director	[ ]	[ ]	[ ]
	(f) To elect E. Ljungerud as a director	[ ]	[ ]	[ ]
2.	To appoint Davidson & Company LLP, Chartered Accountants, as the auditor and to authorize the directors to set the auditor' s remuneration.	[ ]	[ ]	[ ]
3.	To approve transaction of other business	[ ]	[ ]	[ ]

The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Meeting.

Signature: ________________________ Date: ____________________________

(Proxy must be signed and dated)

Name: _________________________________________

(Please Print)

If someone other than the named shareholder signs this Proxy on behalf of the named shareholder, documentation acceptable to the Chairman of the Meeting must be deposited with this Proxy granting signing authority to the person signing the proxy.

To be used at the Meeting, this Proxy must be received at the offices of the Interwest Transfer Co., Inc. by mail or by fax no later than 48 hours preceding the Meeting or with the Chairman of the Meeting on the day of the Meeting prior to its commencement. The mailing address of the Interwest Transfer Co., Inc. is 1981 East 4800 South Suite 100, Salt Lake City, Utah 84117, and its fax number is (801) 277-3147.

1. If the shareholder wishes to attend the Meeting to vote on the resolutions in person, please register your attendance with the Company' s scrutineers at the Meeting.

2. If the shareholder' s securities are held by an intermediary (e.g. a broker) and the shareholder wishes to attend the Meeting to vote on the resolutions, please insert the shareholder' s name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the Proxy in accordance with the instructions provided by the intermediary. Please contact the intermediary if there are any questions. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy and the shareholder' s vote will be counted at that time.

3. If the shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder' s instructions. To appoint someone other than the nominees named by management, please insert your appointed proxy holder' s name in the space provided, sign and date and return the Proxy. Where no choice on a resolution is specified by the shareholder, this Proxy confers discretionary authority upon the shareholder' s appointed proxy holder to vote for or against or withhold vote with respect to that resolution, provided that with respect to a resolution relating to a director nominee or auditor, the proxy holder only has the discretion to vote or not vote for such nominee.

4. If the shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees named by management as proxy holder, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. Where no choice is specified by a shareholder on a resolution shown on the Proxy, a nominee of management acting as proxy holder will vote the securities as if the shareholder had specified an affirmative vote.

5. The securities represented by this Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the proxy holder, in its sole discretion, sees fit.

6. If the shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy in writing as set forth in the Information Circular.

7. This Proxy is not valid unless it is dated and signed by the shareholder or by the shareholder' s attorney duly authorized by the shareholder in writing, or, in the case of a corporation, by its duly authorized officer or attorney for the corporation. If an attorney executes the Proxy for an individual shareholder or joint shareholders or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof, must accompany the Proxy.

8. To be valid, this Proxy, duly dated and signed, must arrive at the office of the Transfer Agent of the Company, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting.